                                                                 EXHIBIT 10.25.1

THIS INDENTURE MADE AS OF THE 17TH DAY OF SEPTEMBER 1997.

BETWEEN: BRUCE N. HUNTLEY CONTRACTING LIMITED, a Private company incorporated under the laws of Ontario (hereinafter called the "Lessor")

                               OF THE FIRST PART,

          and IMAGE PROCESSING SYSTEMS INC.
          (hereinafter called the "Lessee")

WITNESSETH:

Premises:
1. That in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Lessee to he paid, observed and performed, the Landlord doth demise and Lease unto the lessee all and singular that certain parcel or tract of land and premises situated, lying and being in the town of MARKHAM and Province of Ontario and being municipally known as 221 WHITEHALL DRIVE all of which said property is sometimes hereinafter referred to as "demised premises" or "premises", as more particularly described and outlined in red on Schedule "B" hereto annexed: consisting of approximately 50,015 square feet more or less.

(a) The Lease is based on the terms and conditions set out in the Offer to Lease.

2. TO HAVE AND TO HOLD the demised premises for and during the term of years to be computed from and inclusive of the 1ST day of JULY, 1997 and from thenceforth next ensuing and ended on the 31ST day of OCTOBER, 2002.

(a)     OPTION TO RENEW

The Lessee shall have two (2) options to renew said Lease for a term of five (5) years each on the same terms and conditions, save and except for further renewal and the net rental rate which shall be determined at time of renewal by way of common agreement, based on the current market rental rate for space of equal quality with equal services in the same areas, or failing which, by arbitration by a competent and reputable real estate appraiser or real estate broker agreed upon by the parties herein.

The Lessee shall notify the Lessor in writing at least six (6) months prior to the expiry of the initial term of its intent to exercise said option. If Lessee does not wish to renew, the Lessor shall place a "for rent" sign on the property and they or their agents may be allowed to show the property to prospective tenants during reasonable hours.

(b)     SUBLET AND ASSIGN

The Lessee may assign or sublet said premises in whole or in part subject to the Lessor's consent; such consent shall not be unreasonably delayed or withheld. The Lessee reserves the right to assign or sublet the lease to an associated, related, subsidiary or holding company or to the Lessee's lender of Lessee's interest in the Lease without the Landlord's consent; provided the Lessee remains responsible under the Lease. In addition, the Lessee may assign the said premises, without the Landlord's consent to any corporation with which the Lessee is being merged or consolidated, provided the resulting corporation has a net worth at least equal to the net worth of the Lessee as of the date hereof. All other provisions of subletting shall be as agreed to herein.

3.      OPTION TO PURCHASE AND/OR LEASE

Should the Lessor receive an offer to Purchase or Lease the land or other two buildings on the "site" as outlined in blue on Schedule "B" herein, the Lessee herein shall have a first right of refusal to purchase or lease same on the same terms and conditions as contained in such third party offer.

Such right to be exercised within five (5) business days after the Lessee's written notice is received from the Lessor.

4.      USE:

The Lessee shall use and occupy the demised premises for the purposes of OFFICES, SHOWROOM, WAREHOUSING, LABORATORY AND ASSEMBLY FOR COMPUTER/ELECTRONICS COMPANY and any other related and ancilliary uses the Lessee may reasonably require, providing the Lessee, in the use and occupation of the demised premises and in the prosection or conduct of any business therein, shall comply with all requirements of all laws, orders, ordinances, rules and regulations of the Federal, Provincial and/or Municipal authorities and with any direction or certificate of occupancy issued pursuant to any law by any Public Officer(s) save and except any requirement, direction, order, etc. which arose due to the premises not being in compliance as of the date of the Lessee's occupancy of the premises. The Lessee covenants that it will not use or permit to be used any part of the demised premises for any unlawful or dangerous, noxious or offensive trade or business and will not cause or maintain any nuisance, in, at, or on the demised premises Which may reasonably cause annoyance to the Lessor or any other Lessee's on the premises.

5.      PARKING

The Lessee shall have the exclusive use of all parking spaces around said building, free of charge during the Lease term and option periods.

Further, should the Lessee require additional parking at any time during the initial lease period or any renewal period, the Lessee may approach the Lessor with a request to pave all or part of the adjoining site to the north of subject building; if available. The cost of same to be borne by the Lessee who shall have exclusive use of same. Prior to proceeding with same, the Lessor and Lessee shall negotiate the terms and conditions of such agreement.

6.      SIGNAGE

The Lessee shall have the right, at its expense, to erect signage on said building in multiple locations, provided said signage is not affixed to the side of said building by virtue of holes being drilled in the concrete fascia, without consent of the Lessor, such consent not to be unreasonably withheld, however, said signs may be hung from and affixed to roof.

All such signs shall be dignified in appearance and shall comply with the lawful requirements of all relevant Municipal amd Governmental authorities. They shall remain the property of the Lessee and shall be removed by Lessee upon the termination of the term hereby granted. Upon the removal of any such signs the Lessee shall repair any damage caused to the demised premises by such removal. The Lessee shall indemnify the Lessor against any loss or damage caused to any person or thing as a result of the placing or use of any sign on the demised premises.

Further, the Lessee shall have the exclusive use at its expense, to use the street pilon sign.

7.      RENT:

YIELDING AND PAYING THEREFORE, yearly and every year without any abatement or reduction for any reason whatsoever, during the term of:

JULY 1/97 - OCT 31/99 $200,060.00/ANNUAL OR $16,671.67/MONTHLY $4.00
NOV 1/99 - OCT 31/01 $262,578.75/ANNUAL OR $21,881.56/MONTHLY $5.25
NOV 1/01 - OCT 31/02 $300,090.00/ANNUAL OR $25,007.50/MONTMLY $6.00

NET/NET of lawful money of Canada to be paid in advance in equal consecutive monthly instalments on the first day of each and every month in each year of the term of this lease and any renewal thereof.

(a)     NET RENT FREE PERIOD

Based upon Bruce N. Huntley Contracting Limited performing contracted work outlined in SCHEDULE "D"
The Lessee shall have vacant possession of said premises, net rent free for a period of four (4) months, intended to be from July 1, 1997 to October 31, 1997 for the purpose of setting up business, provided that the Lessee shall be responsible for all payments with regard to realty taxes, outside maintenance, building insurance and utilities with their applicable Goods and Services taxes for said building. All terms and conditions, save and except payment of net rental of the Lease shall be in full force and effect throughout the net rent free period.

Based upon Bruce N. Huntley Contracting Limited NOT being awarded contract work outined in SCHEDULE "D"
Net Rent Free period shall commence July 1, 1997 finishing August 31, 1997.

8.      PAYMENTS:

All payments required to be made by the Lessee under and in respect of this Lease shall be made to the Lessor at the Lessor's office at 1 Valleybrook Drive, Suite 102, Don Mills, Ontario, M3B-2S7 or to such agent or agents of the Landlord or at such other places as the Landlord shall hereinafter from time to time direct in writing to the Lessee.
Lessor acknowledges receipt of first month's net rent plus taxes plus GST and last month's net rent plus taxes deposit in the amount of $53,199.29

9.      SQUARE FOOTAGE CERTIFICATION

The rental shall be calculated at a price per square foot basis per annum as set forth in Section 7 herein. The annual rental shall be decreased or increased pro-rated according to final measurements made by the Lessor's Architect or such other measurements as is mutually agreeable.

10.     LESSEE'S COVENANTS:

The Lessee covenants with the said Landlord:

(a)     To pay rent, and all additional rental as herein set forth.

(b) The Lessee shall pay to the Lessor as additional rent, in each and every year during said term, all Realty Tax and assessments that may be levied or rated against said property currently estimated to be $5001.50 per month ($1.20 per square foot per annum 1996 assessment to be adjusted from time to time according to actual costs). Ontario Capital Tax not to exceed 50% of the presently assessed Capital tax estimated at .07 dollars per square foot and not to exceed .035 dollars per square foot. The Lessor convenants not to reorganize or alter its affairs so as to artificially inflate its Ontario Capitaltax during the Lease term or any renewal. Building insurance, outside maintenance and general maintenance is to be adjusted from time to time according to actual costs. During any renewal of the said Lease, that portion of the additional rent relating to Ontario Capital Tax shall be assessed in the same manner as above.

(c) The Lessee is to provide necessary ventillation exhaust systems as may be required by existing By-Laws or regulations set out by local government or agencies, relating to the Lessee's use of the premises. The lessee shall pay all charges for public and private utilities, including without limitation, water, gas, electrical power or energy, steam or hot water used upon or in respect of the demised premises and for fittings, machines apparatus, meters or other things leased in respect thereof, and for all work or services performed by any corporation or commission in connection with such public or private utilities, save and except for structural/capital expenditures as outlined in Subsection 11(a) below.

11.     REPAIRS AND MAINTENANCE:

The Lessee, at its sole cost, shall maintain and keep the demised premises and every part thereof in good order and condition. The Lessee and the Lessor shall act reasonably in the determination thereof and the Lessee shall promptly make all needed repairs to keep the demised premises in good order and condition. In addition the Lessee shall promptly make all needed repairs and replacements, damage by fire, lighting, and tempest, structural defect only excepted and without limiting the generality of the foregoing, the Lessee shall keep the demised premises well painted, clean and in such condition as a careful owner would do. The Lessee's obligation to repair as aforementioned shall extend to repairs and maintenance including replacement of plate glass, and subject to Subsection 11(c) below, heating, plumbing and electrical systems, to the building maintenance, to all driveways, sidewalks, parking areas and landscaping generally on the demised premises, including the sidewalks, parking areas and driveways in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice.

(a)     STRUCTURAL REPAIRS

The Lessor shall be responsible at the Lessor's sole cost and expense for structural repairs to the building, structure of the roof, walls and floors not resulting from the Lessee's negligence or default. The Lessor shall undertake any such repairs promptly upon receipt of notice from the Lessee, in accordance with the provisions of the Lease.

(b)     ROOF

Any repair or replacement required to 10% or more of the non-structural roof including items such as roof membrane, flashing etc. shall be repaired by the Lessor. Lessee shall pay the Lessor an amount calculated by the cost of said repairs and divided by a lifespan of ten (10) years times the number of years remaining on Lease or any option periods exercised.

(c)     HVAC SYSTEMS

For current existing HVAC Systems only, the Lessee shall service and maintain (through a service contract with a contractor reasonably acceptable to the Lessor), the HVAC units throughout the term of the Lease and the option periods. Should any or all of the said units or major components need to be replaced at any time during the Lease or option periods, the Lessee shall pay the Lessor an amount calculated by the capital cost of the unit, divided by the manufacturer's represented lifespan of said units times the number of years remaining on the Lease or any option periods exercised.
The Lessee further covenants to heat the demised premises at all times to protect the demised premises and all of their contents from damage by cold or frost.

(d)     BUILDING EQUIPMENT

The Lessee shall have the use of electronic security and monitoring systems in said building and the right to add additional security systems if desired.

12.     ENTRY BY LANDLORD:

It shall be lawful for the Lessor and its agents, at all reasonable times upon reasonable notice and, if required by the Lessee, accompanied by an employee of the Lessee, during the said term, to enter the demised premises to inspect the condition thereof, where an inspection reveals repairs are necessary, the Lessor shall give the Tenant notice in writing and thereupon the Lessee will, within thirty (30) days of the date of delivery of the notice, or such longer period as is reasonably necessary to effect such repairs provided the Lessee has commenced and is diligently completing such repairs, make the repairs in a good, and workmanlike manner.

13.     PREMISES REPAIR:

(a) And further, the Lessee will, at the expiration or sooner determination of the said term, peaceably surrender and yield up unto the Landlord the said premises hereby demised with the appurtances, together with all buildings or erections which at any time during the said term shall be made therein or thereon save and except any Lessee trade fixtures, furniture, equipment, fixtures constructed by the Lessee or on the Lessee's behalf, network cabling and telephones or previous Tenant trade fixtures all of which shall be the property of the Lessee in good and substantial repair and condition, reasonable wear and tear, damage by fire, lighting and tempest only excepted.

(b) The Lessee, at its own expense shall observe and promptly comply with all statutes order-in-council, by-laws, rules, regulations and requirements of all Federal, Provincial and Municipal governments and appropriate departments thereof, and the orders, rules and regulations of the Board of Fire-Underwriters, Board of Health, Police or Fire Departments or any other body hereafter constituted exercising similar functions which may be applicable as they relate solely to the use or manner of use of the Leased Premises by the Lessee. To the extent that such compliance and the expense thereof relates to other than the use or manner of use of the Leased Premises by the Lessee, the Lessee shall pay, at the commencement of each Lease year of the term and any renewal, an amount determined by dividing the expense of such compliance by the remaining useful life of the building determined as at the time such expense is paid by the Lessor (the remaining useful life of the building being twenty five years on the date hereof).

14.     INSURANCE:

(a) The Lessor shall, during the term hereof, insure the building or buildings from time to time on the demised premises and keep them insured against:

        (i) Loss or damage by fire, or other hazards covered by normal extended coverage, in the sum of their full insurable replacement value, of the building, improvements and equipment thereon:

        (ii) Loss by explosion in the sum of their full insurable replacement value, (including without limitation loss or damage by the explosion, cracking, bulging, rupture or burnout of any boiler or object generating steam or any pressure vessel which shall be operated on the demised premises:

        (iii) Loss of Rents and payment of Real Estate Taxes in the event of destruction or partial destruction of the demised premises for a period commencing at the time of such destruction and continuing until the earlier of
                (a) The termination of this Lease, or
                (b) The date on which the building upon the demised premises shall have been rebuilt, repaired or replaced:

        (iv) Public liability for an adequate sum and in any case not less than $ 2,000,000.00 for any one claim:
                All losses payable under such Insurance, policy or policies shall be payable to the Landlord and the Tenant as their interest may appear.

(b) From time to time, the Lessor shall also maintain such other additional Insurance and in such amounts as at the time customarily is carried in respect of buildings and building equipment similar in character, general location, use and occupancy to the buildings and building equipment then on the Leased premises and shall also maintain such other or additional Insurance and in such amounts as may reasonably be required by the holder of any mortgage of the premises pursuant to the terms of the particular mortgage.

(c) The Lessor shall on request provide the Lessee, on an annual basis, with evidence of the insurance coverage required hereunder.

(d) The Lessee shall comply with all regulations of the Canadian Underwriters Association or of any liability or Fire Insurance company by which the Lessor may be insured, which are necessary to maintain such Insurance. Such Insurance shall, at the commencement of the Lease, be effected with such Insurance Company or Companies as the Landlord may reasonably approve. The cost of such building Insurance shall be added to the Rent hereby reserved and the amount thereof shall be payable with the next ensuing instalment of Rent, and the Landlord in the event of non-payment, shall be entitled to all remedies for the recovery of the same as for Rent in arrears.

(e) Lessee covenants that nothing will be done or omitted to be done whereby any Insurance policy shall be cancelled or the premises rendered uninsurable. If the premium for any Insurance on the demised premises or any part thereof carried by the Lessor shall be increased by reason of the use made of the demised premises or by reason of anything done by the Lessee or any person subject to the Lessee, the Lessee shall pay to the Lessor on demand as additional rental the amount of such increase.

(f) The Lessor shall use its best efforts to obtain from its insurer a waiver of the insurer's right of subrogation against the Lessee and/or its insurer.

15.     DAMAGE AND DESTRUCTION:

(a) If, and whenever during the term hereby demised the building erected on the demised premises shall be destroyed or damaged by fire, lightening or tempest, or any of the perils insured against as hereinbefore stated, then and in every such event:

(b) If damage or destruction is such that the building erected on the demised premises is rendered wholly unfit for occupancy or it is impossible and unsafe to use and occupy, and if in either event the damage, in the opinion of the Lessor's Architect or other independent qualified agent to be given to the Lessee in writing within ten (10) days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within One Hundred and Twenty (120) days from the happening of such damage or destruction, then either the Lessor or the Lessee may, with five (5) days next succeeding the giving of the Lessor's opinion as aforesaid, terminate this Lease by giving to the other notice in writing of such termination, in which event this Lease and the term hereby demised shall cease and be at an end as of the date of such destruction or damage and the Rent and all other payments for which Lessee is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction or damage. In the event that neither Lessor nor Lessee shall terminate this Lease, then Lessor shall repair the said building with all reasonable speed and the Rent hereby reserved shall abate from the date of happening of the damage until the damage shall be made good to the extent of enabling Lessee to use and occupy the demised premises.

(c) If the damage be such that the building erected on the demised premises is wholly unfit for occupancy or if it is impossible or unsafe to use or occupy it, but if in either event the damage, in the opinion of the Lessor's Architect or other independent qualified agent to be given to the Lessee in writing within ten (10) days from the happening of such damage, can be repaired with reasonable diligence within One Hundred and Twenty (120) days from the happening of such damage, then the Rent hereby reserved shall abate from the date of the happening of such damage until the damage shall be made good to the extent of enabling the Lessee to use and occupy the said building and the Lessor shall repair the damage with all reasonable speed.

(d) If, in the opinion of the Lessor, after notice of the damage, damage can be made good as aforesaid within 120 days of the happening of such destruction or damage and the damage is such that a portion of the building upon the demised premises is capable of being partially used for the purposes for which it is hereby demised, then until such damage has been repaired, the Rent shall abate in the proportion that the part of the portion of the building demised is rendered unfit for occupancy bears to the whole of the said building and the Landlord shall repair the damage with all reasonable speed.

(e) PROVIDED it is hereby expressly agreed that if and whenever during the term hereby demised, the building of which the demised premises forms a part shall be destroyed or damaged so as to render the premises wholly unfit for occupancy by any cause not referred to hereinbefore in this Lease in the term hereby demised shall cease and be at an end as of the date of such destruction or damage and the Rent and all other payments for which the Lessee is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction or damage.

16.     SEIZURE AND BANKRUPTCY:

PROVIDED AND IT IS HEREBY EXPRESSLY AGREED That in case, without the written consent of Lessor, the demised premises shall become and remain vacant or not used for a period of fifteen (15) days and the Lessee has not taken all steps to protect the demised premises from weather or damage while the same are suitable for use by the Lessee, or be used by any other person than Lessee, save as permitted herein, or in case the term hereby granted or any of the goods and chattels of Lessee shall be at any time seized or taken in execution or in attachment by any creditor of Lessee or Lessee's shall make any assignment for the benefit of creditors or give any Bill of Sale without complying with the Bulk Sales Act (Ontario) or become bankrupt or insolvent or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors or any Order shall be made for the winding up of Lessee and any of the foregoing events are not remedied or set aside within fifteen (15) days after receipt of written notice from the Lessor, then and in every such case the then current month's Rent and the next ensuing three (3) months's Rent shall immediately become forfeited and void, in which event the Lessor may re-enter and take possession of the demised premises as though the Lessee or any occupant or occupants of the demised premises was or were holding over after the expiration of the term without any right whatever.

17.     NO EXCEPTIONS FOR DISTRESS:

That notwithstanding the benefit of any present or future statute taking away or limiting the Lessor's right or distress, none of the goods or chattels of the Lessee on the demised premises at any time during the said term shall be exempted from levy by distress for Rent in arrears.

18.     PUBLIC LIABILITY:

(a) That the Lessor shall not in any event whatsoever be liable or responsible in anyway for any personal injury or death that may be suffered or sustained by the Lessee or any employee of the Lessee or any other person who may be upon the demised premises save and except the Lessor or its servants or contractors, or for any loss or damage or injury to any property belonging to the Lessee or to it's Employees or to any other person while such property is on the demised premises and, in particular, (but without limiting the generality of the foregoing) Lessor shall not be liable for any damage to any such property caused by steam, water, rain, or snow which may leak into, issue or flow from any part of the said building or adjoining premises or from the water, steam, sprinkler or drainage pipes or plumbing works of the same or from any other place, or quarter or for any damage caused by or attributable to the condition or arrangement of any electrical or other wiring or of any damage caused by anything done or omitted to be done by the Lessee except as occasioned by the negligence of the Landlord or its agents, servants or contractors.

19.     INDEMNIFICATION OF LANDLORD:

The Lessee will indemnify and save harmless the Lessor from any and all liabilities, fines, suits, claims, demands, costs and actions of any kind or nature whatsoever to which the Lessor shall or may become liable for, or suffer by reason of any breach, violation or non-performance by the Lessee of any covenant, term or provisions hereof, or by reason of any injury, loss damage or death resulting from, occasioned to or suffered by any person or persons, or any property by reason of any act, neglect or default on the part of the Lessee, or any of its agents, customers, employees, servants, contractors (other than the Lessor and its agents, employees, servants or contractors), licensees or invitees, in or about the demised premises or any part thereof save and except any injury, loss, damage or death resulting from the negligence of the Lessor or those for whom it is responsible; such indemnification in respect of any such breach, violation, non-performance, damage to property, loss, injury or death occurring during the term of this Lease shall survive any termination of this Lease, anything in this Lease to the contrary notwithstanding.

(b)     INDEMNIFICATION OF LESSEE:

The lessor will indemnify and save harmless the Lessee from any and all liabilities, fines, suites, claims, demands, costs and actions of any kind or nature whatsoever to which the Lessee shall or may become liable for, or suffer by reason of any breach, violation of non-performance by the Lessor of any covenant, term or provisions hereof; such indemnification in respect of any such breach, violation, non-performance, damage to property, loss, injury or death occuring during the term of this Lease shall survive any termination of this Lease, anything in this Lease to the contrary notwithstanding.

20.     HOLDING OVER:

That if the Lessee shall continue to occupy the demised premises after the expiration of this Lease, without the consent of the Lessor, and without any further written agreement, the Lessee shall be a monthly Lessee at a monthly rental herein deemed to be 125% of rental rates herein.

21.     OVERLOADING:

That the Lessee will not bring upon the demised premises or any part thereof any machinery, equipment, article or thing that by reason of its weight, size or use might damage the floors of the demised premises and that if any damage is caused to the demised premises by any machinery, equipment, article or thing or by overloading or by any act, neglect or misuse on the part of the Lessee or any of its servants, agents or employees or any person having business with the Lessee, the Lessee will forthwith repair the same or pay to the Lessor the cost of making good for same.

22.     PAYMENTS DEEMED RENT:

That in the event of the Lessee failing to pay any Taxes, Rates, Insurance premiums or other charges, maintenance or replacements as it has herein covenanted to do, the Lessor may after having provided the Lessee with written notice and fifteen (15) days to cure such default, pay or, as herein provide, perform the same, and shall be entitled to charge the sums so paid or the cost of such performance to the Lessee who shall pay them forthwith on demand, and Lessor, in addition to any other rights, shall have the same remedies and may take the same steps for the recovery of all such sums together with interest thereon at a rate of 10% per annum, as it might have and take for the recovery of Rent in arrears under the terms of this Lease; all such payments required to be made under the terms of this lease shall be deemed Rent.

23.     REFUSE:

That the Lessee will keep the demised premises and every part thereof in a clean and tidy condition and will not permit waste paper, garbage, ashes or waste or objectionable material to accumulate thereon.

24.     DEMISED PREMISES DEFINED:

Whenever in this Lease reference is made to the demised premises it shall include all structures, improvements and erections in or upon the demised premises or any part thereof from time to time.

25.     EVIDENCE OF PAYMENTS BY TENANT:

The Lessee shall from time to time at the request of the Lessor produce to the Lessor satisfactory evidence of the due payment by the Lessee of all payments required to be made by the Lessee under this Lease.

26.     PAYMENT OF TAXES:

Lessor will at the commencement of this lease and thereafter at the commencement of each tax year, estimate the Taxes (including local improvements rates), Ontario Capital Tax (as qualified in paragraph 10(b) herein) and assessments levied against the said lands and buildings for the next ensuing year and Lessee agrees to pay ten monthly installments in accordance with such estimate at the times at which Rent is payable hereunder. When Final Tax bills in any year have been received Lessor and Lessee will adjust such taxes in accordance with such Final Tax bill.

27      FIXTURES:

PROVIDED that the Lessee may remove its trade fixtures, furniture and equipment, any improvements installed by the Lessee or on its behalf, network cabling, telephones and previous tenant fixtures at any time during the term or any renewal; provided further that the Lessee shall not remove or carry away from the said premises any building or any plumbing, heating or ventilating plant or equipment or other building services save and except any plant or equipment installed by or on behalf of the Lessee at any time and any fixtures removed by the Lessee which cause any damage at all, the demised premises will be promptly repaired to the original state or cost thereof.

28.     RE-ENTRY:

PROVISION FOR RE-ENTRY by the said Lessor on non-payment of net rent for a period of Seven (7) business days and for any other rent for fifteen (15) business days or non-performance of covenant for fifteen (15) days or such longer period as is reasonably required to cure such default after written notice from the Lessor. The above powers may be exercised whether legal demand for the rent has been made of not. Provided, further, that upon such re-entry by the Lessor under the terms of this paragraph, or any other provision or provisions of this lease, the landlord may, in addition to any other remedies to which the Lessor my be entitled, at its option, at any time and from time to time relet the demised premises or any part or parts thereof for the account of the Lessee or otherwise and receive and collect the rents thereof, applying the same first to the payment of such expenses as the Lessor may have incurred in recovering possession of the demised premises including the legal expenses and solicitors' fees and for putting the same into good order or condition or preparing or altering the same for re-rental and all other expenses, commissions and charges paid, assumed or incurred by the Lessor in or about re-letting the premises and then to the fulfilment of the covenants of the tenant hereunder. Any such re-letting herein provided for may be for the remainder of the term as originally granted or for a longer or shorter period. In any such case, and whether or not the demised premises or any part hereof be re-let, the Tenant shall pay to the Lessor the rental hereby reserved and all other sums required to be paid by the Tenant up to the time of the termination of this lease or of recovery of possession of the demised premises by the Lessor, as the case may be, and thereafter the Lessee covenants and agrees, if required by the Lessor, to pay to the Lessor until the end of the term of this lease, the equivalent of the amount of all the rental hereby reserved and all other sums required to be paid by the Lessee hereunder, less the net avails or re-letting, if any, and the same shall be due and payable by the Lessee to the Lessor on the days herein provided for rental, that is to say upon each of the days herein provided for the payment of rental, the Lessee shall pay to the Lessor the amount of the deficiency then existing.

29.     NET LEASE:

(a) The Lessee acknowledges and agrees that it is intended that save as provided for herein this lease shall be a completely carefree NET Lease for the Lessor, that save as provided for herein the Lessor shall not be responsible during the term of the lease for any costs, charges, and all Taxes, including Capital Tax (as qualified in paragraph 10(b) herein) and impositions, expenses and outlays of every nature whatsoever in respect of the lands, buildings or improvements on the whole or part of the demised premises, or the contents thereof, excepting only the Lessor's Income Tax, and principal and interest payment to be made in connection with any mortgage or mortgages placed on the lands and premises by the Lessor and except as may be herein specifically noted, herein.

(b) Notwithstanding anything else contained in this Lease to the contrary the Lessee shall not be responsible to pay for any of the following costs and expenses:

(1) all income tax or similar taxes such as taxes for corporate, profit, excess profit, gift, estate, succession, inheritance, franchise, land transfer, non-residential, business (other than those business taxes specifically payable by the Lessee), and any other taxes personal to the Lessor. Lessee shall be responsible for Lessee's Business tax if any and Capital tax (as qualified in paragraph 10(b) herein) as applicable to demised premises.

(2) all penalties, interest or carrying charges relating to the late payment of Realty Taxes unless the late payment resulted from a late payment by the Lessee of any instalment due hereunder;

(3) all fines suits, claims, demands, actions, costs, charges and expenses of any kind or nature for which the Lessor is or may become liable by reason of any negligent or willful act or omission to act on the part of the Lessor or those for whom it is in law responsible or by reason of any breach or violation or non-performance by the Lessor of any convenant, term or provision contained in the Lease and any other agreements entered into by the Lessor in respect of the premises.

(4) all work to the premises, or any part thereof, made necessary by the Lessor's non-compliance with governing codes, by-laws and/or ordinances; regulations and ordinances relating to the construction of the premises; for which the Lessor may be responsible under this Lease.

30.     QUIET ENJOYMENT:

The Lessor covenants with the Lessee for quiet enjoyment.

31.     INSPECTION OF PREMISES:

The Lessor, or any other person producing a written order signed by the Lessor or its agents, shall have the right to enter the leased premises at all reasonable times upon reasonable notice to the Lessee, and at the option of the Lessee accompanied by an employee of the Lessee, in a manner so as not to unreasonably interfere with the operations of the Lessee or any of its Sub-Tenants for the purposes of:

(a) making of any repairs to the leased premises and performing any work therein that may be necessary by reason of the Tenant's default under the terms of this lease continuing beyond the applicable periods of grace; and

(b)     exhibiting the leased premises for the purpose of sale or mortgage; and

(c) exhibiting the leased premises within six (6) months prior to the expiration of the term of this lease to prospective tenants.

32.     REMOVAL OF GOODS:

PROVIDED that in case of removal by the Lessee of the goods and chattels of the Lessee from off the premises, Lessor may follow the same for thirty (30) days in the same manner as provided for in the Landlord and Tenant Act.

33.     IMPROVEMENTS AND ALTERATIONS:

That if the Lessee shall during the said term desire to affix or erect partitions, counters or fixtures in any part of the walls, floors or ceilings of the demised premises, it may do so at its own expense at any time, and from time to time, provided that the Lessee's rights to make such alterations to the demised premises shall be subject to the following conditions:

(a) That before undertaking any such alterations the Lessee shall notify the Lessor of the nature and extent of such alterations which are of structural in nature and the Lessee shall submit to the Lessor a plan showing the proposed alterations and shall obtain the approval and consent of the Lessor to the same and that such approval and consent shall not be unreasonably withheld;

(b) That all such alterations shall conform to all buildings by-laws, if any, then in force affecting the demised premises and such alterations or improvements shall be completed in a good and workmanlike manner;

(c) That such alterations will not be of such kind or extent as to in any manner weaken the structure of the building after the alterations are completed or reduce the value of the building;

That at the expiration of the term of this Lease, provided that the Lessee is not in default hereunder, the Lessee, at the option of the Lessor acting reasonably shall remove all such alterations and improvements provided that in each instance such removal shall be attended to in a good and workmanlike manner and any damage to the demised premises occasioned thereby shall be promptly repaired by the Lessee at its own expense. Should the Lessee not repair any removal of alterations or improvements, the Landlord may effect such repairs and charge to the Tenant any and all costs incurred by the Landlord in doing so. This requirement shall not include those initial alterations and improvements made to the two storey office portion of the building on both the first and second floors designated F to K and 1X to 4X in accordance with drawing number A2 project A-85-140F prepared by Deacon Arnett Murray and Rankin dated February 14, 1989.

34.     ASSIGNMENT BY THE LANDLORD:

LESSOR DECLARES that it may assign its rights under this lease to a lending institution as collateral security for a loan to the Lessor and in the event that such an assignment is given and executed by the Lessor and notification thereof is given to the Lessee by or on behalf of the Lessor, it is expressly agreed between the Lessor and the Lessee that this Lease shall not be cancelled or modified for any reason whatsoever except as provided for, anticipate or permitted by the terms of this Lease or by law, without the consent in writing of such Lending Institution.

(a) LESSEE AND LESSOR COVENANTS AND AGREES WITH EACH OTHER that each will, if and whenever reasonably required by the other party and at the requesting party's expense to consent to and become a party to any instrument relating to this Lease which may be required by or on behalf of any purchaser, bank or mortgagee from time to time of the said premises provided, always, that the rights of the Lessee and Lessor as hereinbefore set out not be altered or varied by the terms of such instrument or document.

35.     LIMITATIONS OF LESSOR'S LIABILITY:

The term "Lessor" as used in this Lease so far as covenants or obligations on the part of the Lessor are concerned, shall be limited to mean and include only the owner or owners at the time in question of the demised premises, and in the event of any transfer or transfers of ownership, the Landlord herein named, and in case of any subsequent transfers or conveyances, the then vendor or transferor, shall be automatically freed and relieved from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of the Lessor contained in this lease thereafter to be performed, provided that:

(a) Any funds in the hands of such Lessor or the then Vendor or transferor at the time of such transfer, in which the Lessee has an interest, shall be turned over to the purchaser or transferor and any amount then due and payable to the Lessee by the Lessor or the then Vendor or transferor under any provision of this Lease, shall be paid to the Lessee; and

(b) Upon any such transfer, the purchaser or transferor shall be deemed to have assumed, subject to the limitations of this paragraph, all of the terms, covenants and conditions in this Lease contained to be performed on the part of the Lessor; it being intended hereby that the covenants and obligations contained in this Lease on the part of the Lessor shall, subject as aforesaid, be binding on the Lessor, its successors and assigns, only during and in respect of their respective successive periods of ownership.

(c) PROVIDED that the Lessor shall have the right during the term of this Lease to place upon the demised premises a notice stating that the demised premises are for sale or, within six (6) months prior to the expiration of the term, for lease and further provided that the Lessee will not remove such notice or condone the same to be removed.

36.     LIENS:

If any mechanics or other liens or order for the payment of money shall be filed against the leased premises by reason or arising out of any labour or material furnished to the tenant or to anyone claiming through the Lessee, Lessee shall unless the Lessor is contracted to perform the work outlined in Schedule "D" and the lien is in relation to such work, in which case the Lessee shall be responsible to remove such lien within fifteen (15) days after notice to the Lessee of the filing thereof, cause the same to be discharged by bonding, deposit, payment, court order or otherwise. The Lessee shall defend all suits to endorse such lien, or order, whether against Lessee or Lessor, at Lessee's sole expense. The Lessee hereby indemnified the Lessor against any expense or damage as a result of such liens or orders.

37.     WAIVERS/CUMULATIVE REMEDIES:

Any condoning, excusing or overlooking by the Lessor or the Lessee of any default, breach or non-observance by the Lessee or the Lessor as the case may be at any time or times in respect of any covenant, provision or condition hereincontained or the acceptance of any Rent while any such default, breach or non-observance exists shall not (any law, statutory or otherwise, to the contrary notwithstanding) operate as a waiver of the Lessor's or lessee's as the case may be, rights hereunder in respect of any continuing or subsequent default, breach or non-observance, nor so as to defeat or effect in any way the rights of the Lessor hereunder in respect of any such continuing or subsequent default, breach or non-observance and all rights and remedies herein contained of the Lessor or the Lessee shall be deemed to be cumulative and not alternative and the taking of any proceeding or step shall not preclude the taking of any other proceeding or step.

38.     INVALIDITY OF PARTICULAR PROVISIONS:

If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or enforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

39.     LANDLORD MAY CURE TENANT'S DEFAULTS:

(a) If Lessee shall default in the performance of any of the terms, covenants and conditions of this Lease, Lessor may, after thirty (30) days notice to Lessee specifying such default, or without notice if in the reasonable exercise of Lessor's judgement an emergency exists, but shall not be obligated to, perform the same for the account and at the expense (including reasonable counsel fees) of Lessee and the amount of any payments made or reasonable expenses incurred by Lessor for such purpose, with interest thereon at the rate of Ten Percent (10%) per annum, shall become due and payable by Lessee as additional Rent with the next or any subsequent instalment of Rent which shall become due after such expenditure by Lessor: but any such expenditure by Lessor shall not be deemed to waive or release Lessee's default or the right of Lessor to take such action as may be permissible under the terms of this lease in the event of such default. When no emergency exists, the provisions of this Paragraph shall be inapplicable if, within thirty (30) days after such notice by Lessor, Lessee shall have cured such default or shall have commenced and is diligently proceeding to cure same.

(b) If the Lessor shall default in any of the covenants or agreements herein contained, to be kept by the Lessor and the Lessor shall not commence to cure and correct such default and to diligently pursue the work thereafter required to correct such default after thirty (30) days notice in writing from the Lessee it shall be lawful for the Lessee to correct such default itself and offset the cost to correct such default against any payment of the rent.

40.     NOTICES AND CERTIFICATES:

(a) The Lessee or Lessor shall, without charge, at any time and from time to time, within ten (10) days after request by Lessor or Lessee, certify by written instrument, duly executed, acknowledged and delivered to Lessor or any other person, firm or corporation specified by Lessor or Lessee, as the case may be.

        (i) That this Lease is unmodified and in full force and effect, or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications; and

        (ii) Whether or not there are then existing any setoffs or defence against the enforcement of any of the agreements, terms, covenants or conditions of this Lease upon the part of the Lessee or Lessor to be performed or complied with and, if so, specifying the same; and

        (iii) The date, if any, to which the Net Rent, additional Rent and any other charges hereunder have been paid.

(b) Any notice to be given by the provisions of this Lease shall be sufficiently given if served personally, by facsimile transmission or if mailed postage prepaid at any one of Her Majesty's Post Offices in the Province of Ontario and registered letter addressed:

        (i) In the case of a notice to the Lessor, at 1 Valleybrook Drive, Don Mills, Ontario, M3B 2S7.

        (ii) In the case of a notice to the Lessee, to it at the demised premises; or to such other address as the party concerned shall have notified the other in writing. Any notice so mailed shall be held conclusively to have been given 96 hours after such mailing. Either party may from time to time by notice to the other change the address to which notices are to be given.

41.     SURRENDER PREMISES:

(a) The Lessee, upon termination of this Lease, shall peaceably and quietly surrender the leased premises and any improvements thereon in good order, repair and condition, save and except reasonable wear and tear.

(b) In addition to the specific obligations elsewhere in this Lease reserved and contained on the part of the Lessee to be observed and performed, and without in anyway limiting the generality thereof, the condition, maintenance, operation and management of the demised premises, the buildings, appurtenances thereto and other improvements from time to time thereon and all machinery, equipment and other facilities therein of thereon shall be the sole responsibility of the Lessee throughout the term thereof and the Lessee shall make all payments, foreseen, unforeseen, ordinary and/or extraordinary, required to be made not only with respect to the observance and performance of such specific obligations but also with respect to the general obligation in this clause contained, subject to any responsibilities which are the Lessors.

(c) Any payment required to be made by any provision of this Lease shall be made in lawful money of Canada.

(d) The Lessee acknowledges the leased premises to be subject to all local ordinances and building restrictions as the same may effect the demised premises. Lessee accepts the Lessor's title to the demised premises.

(e) This lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties.

(f) The marginal notes contained in this lease are for convenience and reference only and in no way affect this lease.

(g) Words importing the singular number only shall include the plural and vice-versa, and works importing the masculine gender shall include the feminine gender and words importing persons shall include firms, corporations and vice-versa.

(h) This indenture and everything herein contained shall extend to and bind and enure to the benefit of the respective heirs, executors, administrators, successors and assigns (as the case may be) of each and every of the parties hereto, subject to the consent of the Lessor being obtained, as hereinbefore provided to any assignment or Sub-Lease by Lessee which requires the Lessor's consent. All rights and powers reserved to Lessor may be exercised by either Lessor or its agents or representatives.

42.     SUBORDINATION:

PROVIDED THAT at the request of the Lessor this Lease and everything herein contained shall be deemed to be subordinate to any charge or charges from time to time created by the Lessor with respect to the demised premises, by way of mortgage, and the Lessee hereby covenants and agrees that it will promptly at any time, and from time to time, as required by the Lessor, during the term hereof, execute all documents and give all further assurances to this proviso as may be reasonably required to effectuate the postponement of its rights and privileges hereunder to the holder or holders of such charge or charges; provided that all holders of any such charge or charges shall agree not to disturb the Lessee's occupancy of the demised premises under this Lease so long as;

        (i) All rent reserved under this Lease is duly and punctually paid in accordance with the terms of this Lease;
        (ii) All the terms, covenants and conditions of this Lease on the part of the Tenant to be observed and performed are duly and punctually observed and performed

43.     REGISTRATION:

The Lessee covenants that it will not register nor cause to be registered the within Lease against the registered title of the lands. It is understood however, that in the event either Lessor or Lessee shall require notice of such lease to be registered, then such notice shall be prepared and registered at the expense of the party requesting same and in accordance with the regulations governing such Notice of Lease as may appear from time to time under the provisions of the Registry Act, R.S.O. 1970 and amendments together with regulations and both parties agree to execute such Notice to Lease upon request.

44.     EXPANSION

If during the term of the Lease or during any renewal period, the Lessee requires expansion space, the Lessor will attempt to accommodate such expansion, in one of the following ways:
.. Construction of an addition on subject building if land is available
.. Relocate to one of the other facilities if available on or adjoining to this site.
.. And/or a design-build facility on adjoining land if available or on other lands owned at the time by the Lessor in the vicinity of Whitehall Drive. Expansion/Accommodation to be mutually agreed upon, including rental rate(s). Expansion/Accommodation terms and rental rates shall be determined at time of renewal by way of common agreement.

46.     NON DISTURBANCE AGREEMENT

The Lessor shall provide to the Lessee upon execution of the Lease a Non Disturbance agreement from any mortgagee or other encumberancor of the property in form and substance reasonably satisfactory to the Lessee, whereby in the event of a default under any mortgage or encumbrance by the Lessor, the Lessee shall be entitled to remain in possession of premises provided it continues to meet all obligations under the Lease.

47.     SCHEDULES

Schedules listed hereunder and attached forms part of this Lease.

Schedule "A"     Additional Terms and Conditions
Schedule "B"     Diagram of building
Schedule "Bl"    Diagram of Lessee's work
Schedule "B2"    Diagram of electrical layout
Schedule "B3"    Diagram of Lessee's Work (2nd Floor)
Schedule "C"     Lessor's work
Schedule "D"     Lessee's work (pages 1-3)

IN WITNESS WHEREOF the Lessor and the Lessee have hereunto affixed their respective corporate seals duly attested by the hands of their respective officers duly authorized in that behalf.

WITNESSED: ____________________

DATED AT: [ILLEGIBLE]

THIS 23 DAY OF Sept., 1997

                                             BRUCE N HUNTLEY CONTRACTING LIMITED

                                        PER: /s/ [ILLEGIBLE]
                                             -----------------------------------

WITNESSED: [ILLEGIBLE]

DATED: Toronto, Ontario

THIS 26th DAY OF Sept., 1997

                                             IMAGE PROCESSING SYSTEMS INC.

                                        PER: /s/ [ILLEGIBLE]
                                             -----------------------------------

                                  SCHEDULE "A"

ANNEXED HERETO FORMS PART OF THIS LEASE DATED:   JUNE 16, 1997
BETWEEN:   BRUCE N. HUNTLEY CONTRACTING LIMITED, as Lessor
AND:       IMAGE PROCESSING SYSTEMS INC., as Lessee
RE:        221 WHITEHALL DRIVE, MARKHAM, ONTARIO

--------------------------------------------------------------------------------

FACSIMILE TRANSMISSION:
The parties hereto agree that notice of acceptance and delivery of the within Offer to Lease and all communications thereto may be made by facsimile machine addressed to the parties hereto or their solicitors or their agents. The parties hereto acknowledge said copies shall constitute a legal and binding agreement.

WARRANTY:
The LESSOR warrants that all existing shipping doors, electrical, lighting, mechanical, plumbing, heating and air conditioning systems and fixtures will be in good working order upon occupancy of said premises, and that there is no asbestos or urea formaldehyde foam insulation in the premises. In the event any of the foregoing systems or fixtures are not in good working order upon occupancy or there exists asbestos or urea formaldehyde insulation, such will be repaired or removed as the case may be at Lessee's option, at the Lessor's sole expense forthwith.

LEGAL ADVICE:
The parties hereto acknowledge that Royal LePage Commercial Inc. and Connell Real Estate Limited recommends that any legal advice be obtained through their own legal counsel and further acknowledge that no information provided by Royal LePage Commercial Inc. and Connell Real Estate Limited are to be construed as legal, tax or engineering advice.

AGENCY DISCLOSURE:
The Lessor and Lessee acknowledge and agree that Royal LePage Commercial Inc. is acting on behalf of the Lessor and is to be compensated solely by the Lessor upon successful completion of this transaction, and Connell Real Estate Limited is acting on behalf of the Lessee and is to be compensated solely by the Lessor upon successful completion of this transaction.

G.S.T.:
The LESSEE shall pay all applicable Goods and Services Tax (G.S.T.)

REASONABILITY:
Despite anything in the Offer to Lease or the lease, the Lessor agrees that any allocation of any cost or expense to be determined by the Lessor, shall be reasonable and equitable.

LESSOR'S CONSENT:
Wherever Lessor's consent is required, said consent shall not be unreasonably withheld or delayed.

LESSOR'S COVENANT:
The Lessor warrants that all taxes are paid and up to date on said building and property, and that there are no liens on the building or property, and that the building conforms to all municipal regulations and bylaws.

                                  SCHEDULE "B"

ANNEXED HERETO FORMS PART OF THIS LEASE DATED:   JUNE 16, 1997
BETWEEN:   BRUCE N. HUNTLEY CONTRACTING LIMITED, as Lessor
AND:       IMAGE PROCESSING SYSTEMS INC., as Lessee
RE:        221 WHITEHALL DRIVE, MARKHAM, ONTARIO

[GRAPHIC APPEARS HERE]

                                  SCHEDULE "B1"

ANNEXED HERETO FORMS PART OF THIS LEASE DATED: JUNE 16, 1997
BETWEEN:   BRUCE N. HUNTLEY CONTRACTING LIMITED., as Lessor
AND:       IMAGE PROCESSING SYSTEMS INC., as Lessee
RE:        221 WHITEHALL DRIVE, MARKHAM, ONTARIO

--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

                                  SCHEDULE "B2"

ANNEXED HERETO FORMS PART OF THIS LEASE DATED: JUNE 16, 1997
BETWEEN:   BRUCE N. HUNTLEY CONTRACTING LIMITED., as Lessor
AND:       IMAGE PROCESSING SYSTEMS INC., as Lessee
RE:        221 WHITEHALL DRIVE, MARKHAM, ONTARIO

--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

                                  SCHEDULE "B3"

ANNEXED HERETO FORMS PART OF THIS LEASE DATED: JUNE 16, 1997
BETWEEN:   BRUCE N. HUNTLEY CONTRACTING LIMITED., as Lessor
AND:       IMAGE PROCESSING SYSTEMS INC., as Lessee
RE:        221 WHITEHALL DRIVE, MARKHAM, ONTARIO

--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

                                  SCHEDULE "C"

ANNEXED HERETO FORMS PART OF THIS LEASE DATED:   JUNE 16, 1997
BETWEEN:   BRUCE N. HUNTLEY CONTRACTING LIMITED, as Lessor
AND:       IMAGE PROCESSING SYSTEMS INC., as Lessee
RE:        221 WHITEHALL DRIVE, MARKHAM, ONTARIO

--------------------------------------------------------------------------------

LESSOR'S WORK AT LESSOR'S EXPENSE:
The Lessor shall provide and install at its expense, prior to __ __, 1997 the following:

1)      clean and repair all lights and lenses;

2)      [NOT USED]

3) insure all HVAC and heating units in proper working order prior to occupancy;

4)      replace any damaged or stained ceiling tiles;

5) clean all window coverings and replace any that are damaged or missing with the same style and colour;

6)      steam clean existing carpeting;

7) warehouse to be in a broom-swept condition; Repair collapsed floor in Subsystem Assembly Area and seal all cracks in warehouse floors;

8) Landlord to remove film from outside of second storey windows provided time to do this does not exceed 3 man days;

9) install additional weather stripping to retard air leakage around all shipping doors;

10)     remove any and all debris from parking/shipping areas;

11)     repair peeling paint from outside front overhangs;

12) Provided the Lessor is retained to perform all Schedule "D" work, the Lessor shall ensure that there is sufficient excess capacity in the electrical vault and panels to accommodate the functioning of all of the Lessee's electrical requirements as described in Schedule "D" and up to 40 tons of additional HVAC systems in the warehouse area. Otherwise the Lessee shall satisfy itself to said electrical capacity and accepts same on an "as-is" basis.

                                  SCHEDULE "D"

ANNEXED HERETO FORMS PART OF THIS LEASE DATED: JUNE 16, 1997
BETWEEN:    BRUCE N. HUNTLEY CONTRACTING LIMITED, as Lessor
AND:        IMAGE PROCESSING SYSTEMS INC., as Lessee
RE:         221 WHITEHALL DRIVE, MARKHAM, ONTARIO

--------------------------------------------------------------------------------

LESSEE'S WORK:
The Lessor shall allow the Lessee access to said building after execution of the lease, and waiver of all conditions. Said access shall be for the purpose of completing type of construction listed below. Said access to be without net cost to the Lessee until See Schedule "A" "NET RENT FREE PERIOD". No work to be carried out prior to execution of the Lease and proof of insurance (copy of insurance certificate to be given to Lessor).

The Lessor agrees to allow the Lessee to undertake at its expense, any or all work as listed below. This list is general/preliminary only, and may be changed in scope or detail upon further investigation by the Lessee, subject to the approval of the Lessor. Said approval not unreasonably withheld. All said work shall be in compliance with all municipal building codes.

Should Lessee use their own trades/contractors, Lessor to approve same to ascertain qualifications of said trades, said approval not to be unreasonably withheld.

In Warehouse Area
1. The Lessor shall install additional engineering area of approximately 7,000 sq.ft and 400 sq.ft. Of washroom/kitchen area as indicated on Schedule "B1". Said areas shall have

..       Drop ceilings in 2x4 grids with sprinkler heads. Said ceilings to be at a 10ft. height from floor;
..       HVAC Systems, vents and diffusers adequate to heat/cool said space;
..       electrical outlets as specified in point 2;
..       fluorescent lighting to provide 70 candle power at desk top;
..       drywall demising walls (2 coat) painted to drop ceiling;
..       24oz. Glue down carpet;
..       double doors and single doors shall be installed and painted as indicated:
                20 single doors and frames
                 6 double doors and frames;
..       all walls facing Subsystem Assembly area to be 18 feet height, fire rated with sound absorbing batting and unpainted;
..       washrooms (male and female) to have (toilet/urinal/sink) and (2 toilets/sink) respectively;
..       kitchen to have hot and cold running water with drain. Cabinets from R&D room to be moved to new kitchen area;
..       Venting to accommodate a cafeteria style kitchen to be installed in new kitchen area;
..       create a walkway with fire door through File Room to access Kitchen
        Area.

Further, drywall partitioned and double doors shall be provided to create:

a.      a 2,500 sq.ft. stock room/Receiving Area, said walls to be 18ft. high;

b.      a 1,000 sq.ft. machine shop; walls to be 10ft. high;

c. a 100 sq.ft. Entrance to stockroom with counter and doorway; walls to be 10ft. high.

2)      ELECTRICAL WORK: (As indicated on diagram labelled Schedule B2)

        a)      Offices/Laboratory/Assembly Areas/Warehouse:
                . Convert/install 78 duplex outlets at 10 amps per duplex outlet (One (1) duplex outlet per circuit only) in locations to be designated by Lessee;

        b)      Machine Shop:
                . install additional duplex outlets so that there is a total of 4 duplex outlets at locations to be designated by Lessee;
                . each duplex outlet shall be fifteen (15) amps on one circuit only;

SCHEDULED "D" - PAGE TWO -

        c)      ADDITIONAL REQUIREMENTS:
                - install (14) additional 220 volt, 3-phase service outlet for heavy equipment in assembly and machine shop areas.
                Subsystem Assembly        ...    2 outlets
                System Assembly           ...    7 outlets
                Machine Shop              ...    1 outlet
                Quality Assurance         ...    1 outlet
                R&D                       ...    1 outlet
                Design Engineering        ...    1 outlet
                Conveyor Test             ...    1 outlet

All outlets in warehouse areas to be run down and attached to building support columns or as otherwise indicated.

3. Seal warehouse floors with clear sealant - approximately 25,000 square feet.

4. Move three (3) existing roof suspended gas fired heating system from new warehouse engineering area to Subsystem and System Assembly Area as indicated on Schedule B1 to ensure adequate heating in said areas.

5.      One 4'x4' skylight in Subsystem Assembly Area.

In existing Office Area -

1.      Remove and install as indicated, partitioning and doors' in:

        .       File Room
        .       Existing Kitchen
        .       Accounting
        .       Customer Support Eng.
        .       R&D

        Doors:      7 new single doors
                    1 new double door

        All doors, frames and walls to be primed and two coat painted.

ADDITIONAL WORK:
The Lessee shall have the right at its expense to make additional internal changes to said unit at any time. Work to be done in a professional and workmanlike manner, meeting all municipal and fire regulations. The Lessee shall advise the Lessor of all work contemplated and shall receive the Lessor's consent to do same, said consent shall not be unreasonably withheld or delayed.

The Lessee shall have the right at its expense, to install additional Office/Laboratory/Engineering/Assembly space as required in the future. The Lessor shall obtain Lessor's consent for same. Sold consent shall not be unreasonably withheld.

SCHEDULE "D" - PAGE THREE -

Said Office/Laboratory/Engineering/Assembly space may have the following:

..       drop ceiling with sprinkler heads;
..       HVAC Systems, vents and diffusers adequate to heat/cool said space;
..       fluorescent lighting;
..       drywall demising walls;
..       electrical outlets;
..       carpeting or vinyl flooring.

SATELLITE DISH:
The Lessee shall have the right at its expense, to install a Satellite Dish [ILLEGIBLE] on the roof of said building at any time during the lease period or option periods. Lessee to remove same and repair any damage caused by this installation should Lessor request same at Lease termination.

UNIT'S ORIGINAL CONDITION:
Upon submission of the Lessee's plans, the Lessor shall determine at that time what, if any, leasehold improvements to be made by Lessee, shall be acceptable to the Lessor to remain upon expiry of the Lease. The Lessor shall advise in writing at this time what shall be put back into base building condition.